Exhibit 10.57

FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT is made as of this 29th day of September, 2014, by and among AQUA PENNSYLVANIA, INC., a Pennsylvania corporation (“Borrower”), the several banks which are parties to this Agreement (each a “Bank” and collectively, “Banks”) and PNC BANK, NATIONAL ASSOCIATION in its capacity as agent for Banks (in such capacity, “Agent”).

BACKGROUND

A. Borrower, Agent and Banks are parties to a Credit Agreement, dated as of November 30, 2010 (as heretofore amended, supplemented or otherwise modified, the “Credit Agreement”).
B. Borrower, Agent and Banks desire to modify certain other provisions of the Credit Agreement, all on the terms and subject to the conditions herein set forth.

NOW THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

AGREEMENT

1. Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement.
2. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:
(a) Section 1.1 is hereby amended by adding in the appropriate alphabetical order the new definition of “Term Loan Facility” which shall read in full as follows:

“Term Loan Facility”: the term loan facility evidenced by that certain Term Loan Agreement, dated as of September 29, 2014, by and among the Borrower, the lenders party thereto, and Agent.

(b) Section 6.2 is hereby amended and restated to read in full as follows:
“6.2 Limitation on Certain Debt

.  Except for the Commitments under the Loan Documents and the Term Loan Facility, at any time enter into, assume or suffer to exist lines of credit or comparable extensions of credit from one or more commercial banks (or their Affiliates) under which the Borrower has incurred or may incur aggregate Debt in excess of $15,000,000.”

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3. Loan Documents.  Except where the context clearly requires otherwise, all references to the Credit Agreement in any of the Loan Documents or any other document delivered to Banks or Agent in connection therewith shall be to the Credit Agreement as amended by this Agreement.

4. Borrower’s Ratification.  Borrower agrees that it has no defenses or set-offs against Banks or Agent or their respective officers, directors, employees, agents or attorneys, with respect to the Loan Documents, all of which are in full force and effect, and that all of the terms and conditions of the Loan Documents not inconsistent herewith shall remain in full force and effect unless and until modified or amended in writing in accordance with their terms.  Borrower hereby ratifies and confirms its obligations under the Loan Documents as amended hereby and agrees that the execution and delivery of this Agreement does not in any way diminish or invalidate any of its obligations thereunder.

5. Representations and Warranties. Borrower hereby represents and warrants to Agent and Banks that:

(a) The representations and warranties made in the Credit Agreement are true and correct in all material respects as of the date hereof; provided, however, that for purposes of the representations in Section 3.1 thereof, the annual and quarterly financial information referred to in such Section shall be deemed to be the most recent such information furnished to each Bank;

(b) No Default or Event of Default under the Credit Agreement exists on the date hereof; and
(c) This Agreement has been duly authorized, executed and delivered so as to constitute the legal, valid and binding obligations of Borrower, enforceable in accordance with their respective terms.

All of the above representations and warranties shall survive the making of this Agreement.

6. Conditions Precedent.  The effectiveness of the amendments set forth herein is subject to the fulfillment, to the satisfaction of Agent and its counsel, of the following conditions precedent on or before the Effective Date:

(a) Borrower shall have delivered to Agent, with copies or counterparts for each Bank as appropriate, the following, all of which shall be in form and substance satisfactory to Agent and shall be duly completed and executed:

(i)	This Agreement;
(ii)

Copies, certified by the Secretary or an Assistant Secretary of Borrower of resolutions of the board of directors of Borrower in effect on the date hereof authorizing the execution, delivery and

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performance of this Agreement and the other documents and transactions contemplated hereby;
(iii)

Copies, certified by its corporate secretary of the articles of incorporation, certificate of formation, and by-laws of Borrower as in effect, or a certificate stating that there have been no changes to any such documents since the most recent date, true and correct copies thereof were delivered to Agent; and

(iv)	Such additional documents, certificates and information as Agent or Banks may require pursuant to the terms hereof or otherwise reasonably request.
(b) After giving effect to this Amendment, the representations and warranties set forth in the Credit Agreement shall be true and correct in all material respects on and as of the date hereof.
(c) No Default or Event of Default shall have occurred and be continuing as of the date hereof.
7. Miscellaneous.

(a) All terms, conditions, provisions and covenants in the Loan Documents and all other documents delivered to Agent and Banks in connection therewith shall remain unaltered and in full force and effect except as modified or amended hereby.  To the extent that any term or provision of this Agreement is or may be deemed expressly inconsistent with any term or provision in any Loan Document or any other document executed in connection therewith, the terms and provisions hereof shall control.

(b) The execution, delivery and effectiveness of this Agreement shall neither operate as a waiver of any right, power or remedy of Agent or Banks under any of the Loan Documents nor constitute a waiver of any Default or Event of Default thereunder.

(c) In consideration of Agent’s and Banks’ agreement to amend the existing credit facility, Borrower hereby waives and releases Agent and Banks and their respective officers, attorneys, agents and employees from any liability, suit, damage, claim, loss or expense of any kind or failure whatsoever and howsoever arising that it ever had up until, or has as of, the date of this Agreement.

(d) This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous understandings and agreements.

(e) In the event any provisions of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

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(f) This Agreement shall be governed by and construed according to the laws of the Commonwealth of Pennsylvania.

(g) This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns and may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(h) The headings used in this Agreement are for convenience of reference only, do not form a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

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IN WITNESS WHEREOF, Borrower, Agent and Banks have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

AQUA PENNSYLVANIA, INC.

By:	/s/ David P. Smeltzer
Name:	David P. Smeltzer
Title:	Executive Vice President and Chief Financial Officer

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PNC BANK, NATIONAL ASSOCIATION, as a Bank and as Agent

By:	/s/ Domenic D’Ginto
Name:	Domenic D’Ginto
Title:	Senior Vice President

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TD BANK, N.A.

By:	/s/ John T. Callaghan
Name:	Joh T. Callaghan
Title:	V. P.

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CITIZENS BANK OF PENNSYLVANIA

By:	/s/ Rocco Christino
Name:	Rocco Christino
Title:	Assistant Vice President

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THE HUNTINGTON NATIONAL BANK

By:	/s/ Michael Kiss
Name:	Michael Kiss
Title:	Vice President

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